Supplement dated August 23, 2010 to the

variable annuity prospectuses for the following:

MassMutual Transitions Select

MassMutual Evolution

MassMutual Artistry

MassMutual RetireEase Select

Panorama Passage

Panorama Premier

MassMutual Transitions

all dated May 1, 2010

Change to Sub-Advisers of Certain Funds — Effective 8/20/2010

Fund Name	Old Sub-Adviser(s)	New Sub-Adviser
MML Emerging Growth Fund	Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.	Essex Investment Management Company, LLC
MML Growth & Income Fund	Capital Guardian Trust Company	Massachusetts Financial Services Company
MML Income & Growth Fund	American Century Investment Management, Inc.	BlackRock Investment Management, LLC

To reflect these changes the prospectuses are revised as follows:

1.	In the MassMutual Evolution prospectus and the MassMutual Transitions Select prospectus:

In the tables appearing in the “Funds” appendices, the columns “Investment Fund’s Adviser and Sub-Adviser” are revised to reflect the new sub-adviser names.

2.	In the MassMutual Artistry, MassMutual RetireEase Select, Panorama Passage, Panorama Premier and MassMutual Transitions prospectuses:

In the table located in “Investment Choices — The Funds,” the column “Investment Fund’s Adviser and Sub-Adviser” is revised to reflect the new sub-adviser names.

3.	For all prospectuses, in the “Condensed Financial Information” appendix, in the “Sub-Account” column, the following sub-accounts are footnoted as shown here:

MML American Century Income & Growth X

MML Capital Guardian Growth & Income Y

X	This sub-account is now known as MML Income & Growth.
Y	This sub-account is now known as MML Growth & Income.

PS10_02